Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the First Quarter Ended March 31, 2022

KIRKLAND, WASHINGTON, May 2, 2022-- Monolithic Power Systems, Inc. (“MPS”) (Nasdaq: MPWR), a global company that provides high-performance, semiconductor-based power electronics solutions, today announced financial results for the quarter ended March 31, 2022.

●

Revenue was $377.7 million for the quarter ended March 31, 2022, a 12.2% increase from $336.5 million for the quarter ended December 31, 2021 and a 48.4% increase from $254.5 million for the quarter ended March 31, 2021.

●	GAAP gross margin was 57.9% for the quarter ended March 31, 2022, compared with 55.4% for the quarter ended March 31, 2021.

●

Non-GAAP gross margin (1) was 58.3% for the quarter ended March 31, 2022, excluding the impact of $1.3 million for stock-based compensation expense, compared with 55.8% for the quarter ended March 31, 2021, excluding the impact of $0.8 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense.

●	GAAP operating expenses were $122.7 million for the quarter ended March 31, 2022, compared with $95.0 million for the quarter ended March 31, 2021.

●

Non-GAAP operating expenses (1) were $86.6 million for the quarter ended March 31, 2022, excluding $38.5 million for stock-based compensation expense and $2.4 million for deferred compensation plan income, compared with $66.2 million for the quarter ended March 31, 2021, excluding $27.8 million for stock-based compensation expense and $1.0 million for deferred compensation plan expense.

●	GAAP operating income was $96.1 million for the quarter ended March 31, 2022, compared with $46.1 million for the quarter ended March 31, 2021.

●

Non-GAAP operating income (1) was $133.6 million for the quarter ended March 31, 2022, excluding $39.8 million for stock-based compensation expense and $2.4 million for deferred compensation plan income, compared with $75.8 million for the quarter ended March 31, 2021, excluding $28.6 million for stock-based compensation expense and $1.1 million for deferred compensation plan expense.

●	GAAP other expense, net, was $0.6 million for the quarter ended March 31, 2022, compared with other income, net, of $2.6 million for the quarter ended March 31, 2021.

●

Non-GAAP other income, net (1) was $1.6 million for the quarter ended March 31, 2022, excluding $2.2 million for deferred compensation plan expense, compared with $1.4 million for the quarter ended March 31, 2021, excluding $1.2 million for deferred compensation plan income.

●	GAAP income before income taxes was $95.5 million for the quarter ended March 31, 2022, compared with $48.7 million for the quarter ended March 31, 2021.

●

Non-GAAP income before income taxes (1) was $135.2 million for the quarter ended March 31, 2022, excluding $39.8 million for stock-based compensation expense and $0.2 million for deferred compensation plan income, compared with $77.2 million for the quarter ended March 31, 2021, excluding $28.6 million for stock-based compensation expense and $0.1 million for deferred compensation plan income.

●

GAAP net income was $79.6 million and $1.65 per diluted share for the quarter ended March 31, 2022. Comparatively, GAAP net income was $45.4 million and $0.95 per diluted share for the quarter ended March 31, 2021.

●

Non-GAAP net income (1) was $118.3 million and $2.45 per diluted share for the quarter ended March 31, 2022, excluding $39.8 million for stock-based compensation expense, $0.2 million for deferred compensation plan income and $1.0 million for related tax effects, compared with non-GAAP net income (1) of $69.5 million and $1.46 per diluted share for the quarter ended March 31, 2021, excluding $28.6 million for stock-based compensation expense, $0.1 million for deferred compensation plan income and $4.5 million for related tax effects.

In the first quarter of 2022, the Company reorganized its end markets and broke out Computing and Storage into two new end markets: Storage and Computing, and Enterprise Data. All prior-period amounts have been restated to reflect the changes in the end markets. The following is a summary of revenue by end market (in thousands):

	Three Months Ended March 31,		Year Ended December 31,
End Market	2022	2021	2021	2020	2019	2018	2017
Storage and Computing	$96,586	$51,312	$255,933	$180,293	$141,277	$116,887	$77,119
Enterprise Data	42,509	16,183	116,345	72,884	47,938	42,234	23,663
Automotive	54,546	44,867	204,335	108,966	90,303	80,078	53,888
Industrial	48,538	39,788	184,784	119,603	99,381	88,472	62,896
Communications	55,574	36,070	164,091	142,326	84,794	70,589	63,606
Consumer	79,961	66,235	282,310	220,380	164,228	184,122	189,757
Total	$377,714	$254,455	$1,207,798	$844,452	$627,921	$582,382	$470,929

The following is a summary of revenue by product family (in thousands):

	Three Months Ended March 31,
Product Family	2022	2021
DC to DC	$358,849	$241,429
Lighting Control	18,865	13,026
Total	$377,714	$254,455

“We will continue to execute on our long-term plan for sustainable growth,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the second quarter ending June 30, 2022:

●	Revenue in the range of $420.0 million to $440.0 million.

●	GAAP gross margin between 58.4% and 59.0%. Non-GAAP gross margin (1) between 58.7% and 59.3%, which excludes an estimated impact of stock-based compensation expenses of 0.3%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $132.7 million and $136.7 million. Non-GAAP R&D and SG&A expenses (1) between $90.0 million and $92.0 million, which excludes estimated stock-based compensation expenses in the range of $42.7 million to $44.7 million.

●	Total stock-based compensation expense of $44.2 million to $46.2 million.

●	Litigation expense of $2.3 million to $2.7 million.

●	Interest and other income of $1.3 million to $1.7 million.

●	Fully diluted shares outstanding between 47.8 million and 48.8 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS's core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Webinar

MPS plans to host a Zoom webinar covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, May 2, 2022. You can access the webinar at: https://mpsic.zoom.us/s/99390579760. The webinar will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under “Business Outlook” and the quote from our CEO herein, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and fully diluted shares outstanding, (ii) our outlook for the remainder of 2022, our ability to execute our long-term plan for sustainable growth and the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, potential new business segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, and (iii) statements of the assumptions underlying or relating to any statement described in (i), (ii) or (iii). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’s products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’s schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws, sanctions and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics on the global economy and our business, such as recent and continuing restrictions imposed by various countries and jurisdictions such as China and Taiwan related to COVID-19 and possible effects of increasing cases in these and other jurisdictions; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are or may become involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’s financial performance if its tax and litigation provisions are inadequate; adverse changes to the global economy, including due to the Russia-Ukraine conflict; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic and as a result of the Russia-Ukraine conflict); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified under the caption “Risk Factors” in MPS’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 25, 2022. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’s projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (“MPS”) is a global company that provides high-performance, semiconductor-based power electronics solutions. MPS’s mission is to reduce energy and material consumption to improve all aspects of quality of life. Founded in 1997 by our CEO Michael Hsing, MPS has three core strengths: deep system-level knowledge, strong semiconductor design expertise, and innovative proprietary semiconductor process and system integration technologies. These combined advantages enable MPS to provide customers with reliable, compact and monolithic solutions that offer highly energy-efficient and cost-effective products, as well as providing a consistent return on investment to our stockholders. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

MONOLITHIC POWER SYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands, except par value)

	March 31,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$260,604	$189,265
Short-term investments	512,908	535,817
Accounts receivable, net	120,318	104,813
Inventories	311,040	259,417
Other current assets	42,266	35,540
Total current assets	1,247,136	1,124,852
Property and equipment, net	369,374	362,962
Goodwill	6,571	6,571
Deferred tax assets, net	22,848	21,917
Other long-term assets	68,052	69,523
Total assets	$1,713,981	$1,585,825

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$71,572	$83,027
Accrued compensation and related benefits	89,869	62,635
Other accrued liabilities	111,087	81,282
Total current liabilities	272,528	226,944
Income tax liabilities	49,782	47,669
Other long-term liabilities	65,559	67,227
Total liabilities	387,869	341,840
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 46,625 and 46,256, respectively	847,966	803,226
Retained earnings	467,844	424,879
Accumulated other comprehensive income	10,302	15,880
Total stockholders’ equity	1,326,112	1,243,985
Total liabilities and stockholders’ equity	$1,713,981	$1,585,825

MONOLITHIC POWER SYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Revenue	$377,714	$254,455
Cost of revenue	158,834	113,396
Gross profit	218,880	141,059
Operating expenses:
Research and development	54,104	41,892
Selling, general and administrative	67,153	51,453
Litigation expense	1,489	1,628
Total operating expenses	122,746	94,973
Operating income	96,134	46,086
Other income (expense), net	(634)	2,587
Income before income taxes	95,500	48,673
Income tax expense	15,934	3,260
Net income	$79,566	$45,413

Net income per share:
Basic	$1.71	$1.00
Diluted	$1.65	$0.95
Weighted-average shares outstanding:
Basic	46,424	45,498
Diluted	48,250	47,711

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Cost of revenue	$1,307	$816
Research and development	8,401	6,165
Selling, general and administrative	30,103	21,602
Total stock-based compensation expense	$39,811	$28,583

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Net income	$79,566	$45,413

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	39,811	28,583
Amortization of purchased intangible assets	33	-
Deferred compensation plan income	(173)	(57)
Tax effect	(962)	(4,460)
Non-GAAP net income	$118,275	$69,479

Non-GAAP net income per share:
Basic	$2.55	$1.53
Diluted	$2.45	$1.46

Shares used in the calculation of non-GAAP net income per share:
Basic	46,424	45,498
Diluted	48,250	47,711

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Gross profit	$218,880	$141,059
Gross margin	57.9%	55.4%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	1,307	816
Deferred compensation plan expense (income)	(3)	161
Non-GAAP gross profit	$220,184	$142,036
Non-GAAP gross margin	58.3%	55.8%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Total operating expenses	$122,746	$94,973

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(38,504)	(27,767)
Amortization of purchased intangible assets	(33)	-
Deferred compensation plan income (expense)	2,362	(959)
Non-GAAP operating expenses	$86,571	$66,247

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Total operating income	$96,134	$46,086

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	39,811	28,583
Amortization of purchased intangible assets	33	-
Deferred compensation plan expense (income)	(2,365)	1,120
Non-GAAP operating income	$133,613	$75,789

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Total other income (expense), net	$(634)	$2,587

Adjustments to reconcile other income (expense), net to non-GAAP other income, net:
Deferred compensation plan expense (income)	2,192	(1,177)
Non-GAAP other income, net	$1,558	$1,410

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Total income before income taxes	$95,500	$48,673

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	39,811	28,583
Amortization of purchased intangible assets	33	-
Deferred compensation plan income	(173)	(57)
Non-GAAP income before income taxes	$135,171	$77,199

2022 SECOND QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	June 30, 2022
	Low	High
Gross margin	58.4%	59.0%
Adjustment to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	58.7%	59.3%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending
	June 30, 2022
	Low	High
R&D and SG&A expense	$132,700	$136,700
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(42,700)	(44,700)
Non-GAAP R&D and SG&A expense	$90,000	$92,000